UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2009
Voyager Learning Company
(Exact name of registrant as specified in its charter)

DELAWARE	001-07680	36-3580106

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Valley View Lane, Suite 400, Dallas, TX	75234-8923

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 932-9500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 21, 2009, Voyager Learning Company (the “Company”) conducted a conference call regarding results for the first quarter of the 2009 fiscal year. A transcript of this conference call is attached hereto as Exhibit 99.1.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.

99.1	Transcript of Voyager Learning Company’s conference call held on May 21, 2009.

99.2	Reconciliation of Net Loss to Loss Before Interest, Other Income (Expense), Income Taxes and Depreciation and Amortization (EBITDA).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2009	VOYAGER LEARNING COMPANY
	By:	/s/ Todd W. Buchardt
		Name:	Todd W. Buchardt
		Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Number	Exhibit

EX-99.1	Transcript of Voyager Learning Company’s conference call held on May 21, 2009.

EX-99.2	Reconciliation of Net Loss to Loss Before Interest, Other Income (Expense), Income Taxes and Depreciation and Amortization (EBITDA).